UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 1, 2022

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Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6465 South Rainbow Boulevard
Las Vegas, Nevada 89118
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BYD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.     Completion of Acquisition or Disposal of Assets.

On November 1, 2022, Boyd Interactive Gaming Inc. (“Boyd Interactive”), a wholly-owned subsidiary of Boyd Gaming Corporation (“Boyd Gaming”), completed its previously announced acquisition of Pala Interactive LLC (“Pala Interactive”) and its subsidiaries, including its Canadian subsidiary Pala Canada Interactive Inc., pursuant to a Purchase Agreement and Plan of Merger (the “Merger Agreement”), entered into on March 28, 2022, by and among Boyd Interactive, Boyd Phoenix Acquisition, LLC, a wholly-owned subsidiary of Boyd Interactive (“Merger Sub”), Boyd Phoenix Canada Inc., a wholly-owned subsidiary of Boyd Gaming, Pala Interactive, Pala Canada Holdings, LLC and Shareholder Representative Services LLC as representative of the holders of the membership interests of Pala Interactive.  Pursuant to the Merger Agreement, Merger Sub merged with and into Pala Interactive (the “Merger”), with Pala Interactive surviving the Merger. Pala Interactive is now a wholly-owned subsidiary of Boyd Interactive.

Pala Interactive is an innovative online gaming technology company that provides proprietary solutions on both a business-to-business (B2B) and business-to-consumer (B2C) basis in regulated markets across the United States and Canada.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Boyd Gaming’s Quarterly Report on Form 10-Q filed May 6, 2022 and is incorporated into this Current Report by reference.

Item 7.01.    Regulation FD Disclosure.

On November 1, 2022, Boyd Gaming issued a press release announcing the closing of the transaction. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Important Information Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and include (without limitation) statements regarding the transactions contemplated by the Merger Agreement, Boyd Gaming’s expectations regarding the potential benefits to be achieved from the acquisition of the Pala Interactive business, including the potential long-term growth of Pala Interactive, expectations regarding timing for Pala Interactive to be cash flow positive and accretive to Boyd Gaming’s earnings, integration of online casinos with Boyd Gaming’s existing land-based operations, execution of Boyd Gaming’s digital gaming strategy, ability to leverage and monetize Boyd Gaming’s customer database and amenities of its nationwide portfolio of properties, and any statements or assumptions underlying any of the foregoing. These forward-looking statements are based on the current beliefs and expectations of management and involve certain risks and uncertainties, including (without limitation) the possibility that Boyd Gaming is unable to successfully integrate the acquired assets or that the assets will be cash flow positive or accretive to Boyd Gaming’s earnings as anticipated; and changes to the financial conditions of the parties, or the credit markets, or the economic conditions in the areas in which they operate. Additional factors are discussed in “Risk Factors” in Boyd Gaming’s Annual Report on Form 10-K for the year ended December 31, 2021, and in Boyd Gaming’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this press release are made as of the date hereof, based on information available to Boyd as of the date hereof, and Boyd Gaming assumes no obligation to update any forward-looking statement.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*
Purchase Agreement and Plan of Merger (the “Merger Agreement”), entered into on March 28, 2022, by and among, Boyd Interactive, Boyd Phoenix Acquisition, LLC, a wholly-owned subsidiary of Boyd Interactive (“Merger Sub”), Boyd Phoenix Canada Inc., a wholly-owned subsidiary of Boyd Gaming (“Boyd Canada”), Pala Interactive, Pala Canada Holdings, LLC and Shareholder Representative Services LLC as representative of the holders of the membership interests of Pala Interactive (incorporated by reference to Exhibit 2.1 of Boyd Gaming Corporation’s Quarterly Report on Form 10-Q filed May 6, 2022).

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Exhibits and schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Boyd hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 1, 2022	Boyd Gaming Corporation

	By:	/s/ Lori M. Nelson
Lori M. Nelson
Senior Vice President Financial Operations and Reporting and Interim Chief Accounting Officer